Exhibit 10.4
Execution Version

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of April 30, 2014 by and among BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company ( the “Borrower”), WELLS FARGO BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party to the Original Credit Agreement defined below (the “Lenders”).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2010 (as amended, supplemented or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as provided therein; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders now desire to amend the Original Credit Agreement upon the terms and conditions as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
DEFINITIONS AND REFERENCES
SECTION 1.1.   Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.
SECTION 1.2.   Other defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this Ninth Amendment to Second Amended and restated Credit Agreement.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

ARTICLE II
AGREEMENTS

SECTION 2.1.   Definitions. The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:
“‘Maturity Date’ means April 6, 2019.

‘Maximum Credit Amount’ means $1,200,000,000.”

SECTION 2.2.   Pro Forma EBITDAX for Asset Acquisitions. Section 6.2(i) of the Original credit Agreement is hereby amended by deleting such Section and replacing it with “Reserved”.
SECTION 2.3.   Delivery of Title Information. Section 6.17(d) is hereby amended by deleting the phrase “45 days” and replacing it with “60 days”.
SECTION 2.4.   Current Ratio. Section 7.11 of the Original Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 7.11    Current Ratio. The Borrower will not permit, as of the last day of any Fiscal Quarter, its ratio of (a) Current Assets to (b) Current Liabilities to be less than 1.0 to 1.0, provided however, notwithstanding anything to the contrary contained herein, it shall not be a Default or Event of Default under this Agreement if such ratio is less than 1.0 to 1.0 as of the last day of any Fiscal Quarter (up to three Fiscal Quarters in each calendar year) if the ratio determined in accordance with Section 9.01(b) of the Linn Credit Agreement (but including the Current Assets and Current Liabilities of the Borrower and its Consolidated Subsidiaries in such calculation) for such Fiscal Quarter is not less than 1.0 to 1.0.”
ARTICLE III
BORROWING BASE

SECTION 3.1.   Borrowing Base. For the period from and including the Ninth Amendment Effective Date to but excluding the date of the next Scheduled Redetermination or Special Redetermination, as the case may be, the amount of the Borrowing Base shall be equal to $1.4 billion. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.9, Section 7.3 or Section 7.5 of the Credit Agreement.
ARTICLE IV
ASSIGNMENTS AND REALLOCATIONS
The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and to, among other things, add National Bank of

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Canada, Commonwealth Bank of Australia and BP Energy Company as “Lenders” under the Credit Agreement (each a “New Lender”) and Regions Bank has decided to exit as a Lender (the “Exiting Lender”). The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ and Exiting Lender’s assignments of their Commitments, including assignments to the New Lenders. On the Ninth Amendment Effective Date and after giving effect to such reallocations, the Commitment of each Lender shall be as set forth on Schedule 1 of this Ninth Amendment which Schedule 1 supersedes and replaces the Schedule 1 to the Original Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders and the Exiting Lender pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Original Credit Agreement as if each such Lender and Exiting Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with this Assignment and for purposes of this Assignment only, the Lenders, the New Lenders, the Exiting Lender, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 10.5(b)(iv).

ARTICLE V
CONDITIONS PRECEDENT
This Amendment shall become effective on the date (such date, the “Ninth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement):

SECTION 5.1.   Fees and Expenses. The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
SECTION 5.2.   Documents. The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

SECTION 5.3.   No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Article V or the waiver of such conditions as permitted in Section 10.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
ARTICLE VI
MISCELLANEOUS

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SECTION 6.1.   Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

SECTION 6.2.   Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
SECTION 6.3.   Loan Document. This Amendment is a Loan Document.
SECTION 6.4.   Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6.5.   NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
SECTION 6.6.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
SECTION 6.7.   Payment of Expenses. In accordance with Section 10.4 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its

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reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
SECTION 6.8.   Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.9.   Credit Agreement. On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 6.10.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:	BERRY PETROLEUM COMPANY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Berry Ninth Amendment

LENDERS:	WELLS FARGO BANK, N.A., as Administrative Agent, a Lender, Swingline Lender and LC Issuer

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

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CREDIT SUISSE, AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

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BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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UNION BANK, N.A., as a Lender

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

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ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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JPMORGAN CHASE BANK, as a Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

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SUN TRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ben J. Leonard
Name:	Ben J. Leonard
Title:	Vice President

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COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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SOCIETE GENERALE, as a Lender

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

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DNB CAPITAL LLC, as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ J. D. Kalverkamp
Name:	J. D. Kalverkamp
Title:	Country Executive

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BNP PARIBAS, as a Lender

By:	/s/ Ann Rhoads
Name:	Ann RHOADS
Title:	Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien PECOUD-BOUVET
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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COMERICA BANK, as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Deanna Breland
Name:	Deanna Breland
Title:	Senior Vice President

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TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

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FIFTH THIRD BANK, as a Lender

By:	/s/ Byron L. Cooley
Name:	Byron L. Cooley
Title:	Executive Director

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PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

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ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

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BOKF, NA dba BANK OF OKLAHOMA (successor to Bank of Oklahoma, N.A.), as a Lender

By:	/s/ Sonja Borodko
Name:	Sonja Borodko
Title:	Vice President

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REGIONS BANK, solely for purposes of Section 4 as an Exiting Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

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BP ENERGY COMPANY, as a Lender

By:	/s/ Steve J. Provenzano
Name:	Steve J. Provenzano
Title:	Vice President

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NATIONAL BANK OF CANADA, as a Lender

By:	/s/ Angela Becker
Name:	Angela Becker
Title:	Authorized Signatory

By:	/s/ John Swendsen
Name:	John Swendsen
Title:	Authorized Signatory

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COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Damien Podagiel
Name:	Damien Podagiel
Title:	Senior Associate

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SCHEDULE 1

LENDERS SCHEDULE

Name of Lender	Percentage Share	Commitment ($Millions)
Wells Fargo Bank, N.A.	5.4%	$65.0
Royal Bank of Canada	4.2%	50.0
Bank of Montreal	3.3%	40.0
Barclays Bank PLC	3.3%	40.0
Capital One, N.A.	3.3%	40.0
Citibank, N.A.	3.3%	40.0
Credit Agricole Corporate and Investment Bank	3.3%	40.0
Credit Suisse, AG Cayman Islands Branch	3.3%	40.0
DNB Capital LLC	3.3%	40.0
Goldman Sachs Bank USA	3.3%	40.0
JPMorgan Chase Bank	3.3%	40.0
Societe Generale	3.3%	40.0
The Royal Bank of Scotland PLC	3.3%	40.0
UBS AG, Stamford Branch	3.3%	40.0
BNP Paribas	2.8%	34.0
Canadian Imperial Bank of Commerce, New York Branch	2.8%	34.0
Compass Bank	2.8%	34.0
Deutsche Bank	2.8%	34.0
The Bank of Nova Scotia	2.8%	34.0
PNC Bank National Association	2.8%	34.0
Sumitomo Mitsui Banking Corporation	2.8%	34.0
Union Bank, N.A.	2.8%	34.0
U.S. Bank National Association	2.8%	34.0
ABN AMRO Capital USA LLC	2.1%	25.0
Bank of America, N.A.	2.1%	25.0
Branch Banking and Trust Company	2.1%	25.0
Comerica Bank	2.1%	25.0
Fifth Third Bank	2.1%	25.0
ING Capital LLC	2.1%	25.0

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Name of Lender	Percentage Share	Commitment ($Millions)
Sun Trust Bank	2.1%	25.0
Toronto Dominion (New York) LLC	2.1%	25.0
Natixis	2.1%	25.0
BOKF, N.A. dba Bank of Oklahoma (successor to Bank of Oklahoma)	1.6%	19.0
The Huntington National Bank	1.2%	15.0
Associated Bank, N.A.	0.8%	10.0
Commonwealth Bank of Australia	0.8%	10.0
Morgan Stanley Bank, N.A.	0.4%	5.0
BP Energy Company	0.4%	5.0
National Bank of Canada	0.4%	5.0
Keybank National Association	0.4%	5.0
TOTAL	100.0%	$1,200.0

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